Exhibit 10.1

FIRST AMENDMENT TO SUPPLEMENT TO
LOAN AND SECURITY AGREEMENT

This First Amendment to Supplement to Loan and Security Agreement (this “Amendment”) is entered into as of November 22, 2024, by and among AVENUE CAPITAL MANAGEMENT II, L.P., a Delaware limited partnership (as administrative and collateral agent (in such capacity, “Agent”)), AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Avenue”), AVENUE VENTURE OPPORTUNITIES FUND II, L.P., a Delaware limited partnership (“Avenue 2”; and, collectively with Avenue, “Lenders” and each, individually, a “Lender”), and EYENOVIA, INC., a Delaware corporation (“Borrower”).

RECITALS

Borrower and Lender are parties to that certain Loan and Security Agreement dated as of November 22, 2022 (as may be amended, restated, amended and restated, modified or supplemented from time to time, the “Agreement”) and that certain Supplement to Loan and Security Agreement dated as of November 22, 2022 (as may be amended, restated, amended and restated, modified or supplemented from time to time, the “Supplement”). The parties desire to amend the Supplement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.              The following defined term contained in Part 1 of the Supplement is hereby amended and restated in its entirety to read as follows:

“Amortization Period” means each of (i) the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until November 30, 2024 and (ii) the period commencing on March 1, 2025 and continuing until the Maturity Date.

2.              The following defined term is hereby added to Part 1 of the Supplement:

“Payment Deferral Period” means the period from December 1, 2024 through and including February 28, 2025.

3.              Section 1(c) of Part 2 of the Supplement hereby is amended and restated in its entirety to read as follows:

“Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the applicable Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate (such unpaid interest, “Cash Interest”), commencing after the Interest-only Period of interest-only installments of Cash Interest at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Agent (i) if the Borrowing Date is earlier than the Loan Commencement Date, Cash Interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment of Cash Interest at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Agent Cash Interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus Cash Interest at the Designated Rate for such month.

Notwithstanding anything in the foregoing to the contrary, during the Payment Deferral Period, (i) Borrower shall not be required to pay monthly principal installments in respect of the Growth Capital Loans and (ii) Borrower shall not pay Cash Interest but, instead, each Growth Capital Loan shall accrue deferred interest in arrears at a rate equal to the Designated Rate and such interest shall not be paid in cash but shall instead be added to the outstanding principal balance so as to increase the outstanding principal balance of the Growth Capital Loans on each payment date during the Payment Deferral Period (such interest, “Deferred Interest”), which principal balance shall amortize in accordance with the terms hereof. Commencing on March 1, 2025, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Growth Capital Loans over the applicable Amortization Period, plus Cash Interest at the Designated Rate for such month. On the Maturity Date, all principal (including any Deferred Interest which has been added to principal) and accrued interest then remaining unpaid and the Final Payment shall be due and payable.”

4.              No course of dealing on the part of Agent or any Lender, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent or any Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Agent or Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent.

5.              Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents (as defined in the Agreement). The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Documents, as in effect prior to the date hereof.

6.              Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing, other than with respect to representations and warranties pertaining to financial condition or ongoing clinical trials.

7.              As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Lender, the following:

(a)            this Amendment, duly executed by Borrower;

(b)            subscription agreement documentation issued by Borrower to the Lenders effectuating a grant of an aggregate number of shares of Borrower’s common stock, par value $0.0001 per share, purchasable by dividing (A) Two Hundred Thousand Dollars ($200,000) by (b) the five (5) trading -day VWAP, as calculated on the date of issuance, which shares shall be issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, to be allocated to the Lenders in accordance with the pro rata Commitment of each Lender; and

(c)            all reasonable Lender expenses incurred through the date of this Amendment and noted in Annex A hereto, which Borrower shall remit via wire transfer on the date of execution of this Amendment per the instructions set forth on Annex A hereto.

8.              This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

EYENOVIA, INC.

By:	/s/ Andrew D. Jones
Name: Andrew D. Jones
Title: Chief Financial Officer

[Signature Page to First Amendment to Supplement]

AGENT:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:	Avenue Venture Opportunities Partners, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor New York, New York 10036 Attn: Todd Greenbarg, Senior Managing Director Email: [***] Phone # [***]

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By:	Avenue Venture Opportunities Partners, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor New York, New York 10036 Attn: Todd Greenbarg, Senior Managing Director Email: [***] Phone # [***]

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By:	Avenue Venture Opportunities Partners, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Authorized Signatory

Address for Notices:	11 West 42nd Street, 9th Floor New York, New York 10036 Attn: Todd Greenbarg, Senior Managing Director Email: [***] Phone # [***]

[Signature Page to First Amendment to Supplement]